Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 20, 2004

Black Warrior Wireline Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-18754	11-2904094

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rosecrest Lane, Columbus, Mississippi 39701

(Address of principal executive offices)

Registrant’s telephone number, including area code: (662) 329-1047

(Former name or former address, if changed since last report)

ITEM 5.OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 20, 2004, the Registrant gave Notice of the extension of it’s consent solicitation period which will now expire on July 30, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.
Not applicable

(b) Pro forma financial information
Not applicable

(c) Exhibits:

99.1	Notice of Extension of Consent Solicitation period dated July 20, 2004

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Warrior Wireline Corp.

Dated: July 20, 2004	By:	/s/ William L. Jenkins_____________
William L. Jenkins, President